UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2006
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                                             Delaware                                        1-9924                                     52-1568099
                                                           ---------------                                 -----------                             -------------------
                                                           (State or other                                (Commission                               (IRS Employer
                                                            jurisdiction of                                 File Number)                            Identification No.)
                                                            incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices)  (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                                    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
Item 8.01 Other Events.

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances in 2005 of Yen-denominated senior debt by Citigroup Inc. made pursuant to Regulation S under the Securities Act of 1933 and registered under the securities laws of Japan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 14th (2005).
99.2	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 15th (2005).
99.3	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 16th (2005).
99.4	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 17th (2005).
99.5	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 18th (2005).
99.6	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 19th (2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2006    CITIGROUP INC.

By: /s/ Michael J. Tarpley
Name: Michael J. Tarpley
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 14th (2005).
99.2	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 15th (2005).
99.3	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 16th (2005).
99.4	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 17th (2005).
99.5	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 18th (2005).
99.6	Rule 135c Notice relating to Citigroup’s Yen-denominated notes Series 19th (2005).